UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): March 1, 2004


                                  YP.NET, INC.
               (Exact name of registrant as specified in charter)



           NEVADA                  000-24217                  85-0206668
(State or other jurisdiction      (Commission               (IRS  Employer
      of  Incorporation)         File  Number)           Identification  No.)



 4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA               85205
    (Address  of  principal  executive  offices)               (Zip  Code)



     Registrant's telephone number, including area code:  (480) 654-9646


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ITEM  5.  OTHER  MATTERS

      On March 1, 2004, YP.Net, Inc. announced, via a press release, its presentation of an overview of the Company's corporate strategy, financial performance, business model and related matters at the RedChip Investor Small-Cap Conference. A copy of the press release is attached as Exhibit 99.1.

ITEM  7.  EXHIBITS.

EXHIBIT  NO.      ITEM
------------      ----
99.1              Press Release, dated March 1, 2004, announcing the
                  presentation at the RedChip Investor Conference



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       YP.NET, INC.


Date:  March 11, 2004                  /s/ ANGELO TULLO
                                       ------------------
                                       Angelo  Tullo,
                                       Chief Executive Officer



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